SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported) March 24,
1995

(Exact name of registrant as specified in charter)  DDL
Electronics, Inc.

(State or other jurisdiction of incorporation)  Delaware

(Commission file number) 1-8101

IRS employer identification No.  33-0213512

(Address of principal executive offices) 7320 SW Hunziker Road
#300, Tigard, Oregon   97223-2302

Registrant's telephone number, including area code  (503)620-1789

ITEM 5.

On March 24, 1995, DDL Electronics, Inc. (the "Company") issued a press release attached hereto as Exhibit 99.1 setting forth the record date of April 17, 1995 and date for the Company's annual shareholder meeting of May 31, 1995.

ITEM 7.  Exhibits

Exhibit        Description

99.1           News release dated March 24, 1995


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DDL ELECTRONICS, INC.


By:    /s/ M. Charles Van Rossen
M. Charles Van Rossen
Vice President, Finance
(Principal Financial Officer)

Dated March 29, 1995